Exhibit 3.49

UNITED STATES OF AMERICA

The State of Washington

Secretary of State

I, Sam Reed, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

ARTICLES OF INCORPORATION

of

CARE HEALTH COMPANY, INC.

as filed in this office on September 28, 1992.

Date: March 11, 2011

THE SEAL OF THE STATE OF WASHINGTON 1889

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed

Sam Reed, Secretary of State

APP

STATE of WASHINGTON SECRETARY of STATE

I, Ralph Munro, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

CERTIFICATE OF INCORPORATION

to

CARE HEALTH COMPANY, INC.

a Washington Profit corporation. Articles of Incorporation were filed for record in this office on the date indicated below:

U.B.I. Number: 601 415 992

Date: September 28, 1992

Given under my hand and the seal of the State of Washington, at Olympia, the State Capitol

Ralph Munro, Secretary of State

2-462845-5

SSF 57

1992 3029 9380 0021-0025

FILED
STATE OF WASHINGTON
SEP 28 1992
RALPH MUNRO
SECRETARY OF STATE

ARTICLES OF INCORPORATION OF CARE HEALTH COMPANY, INC.
     Randi S. Nathanson, hereby executes these Articles of Incorporation for the purpose of forming a corporation under Title 23B of the Revised Code of Washington, the Washington Business Corporation Act.
ARTICLE I
     The name of this corporation is:
Care Health Company, Inc.
ARTICLE II
     This corporation has the authority to issue 50,000 shares, the par value of each of which is $1.00.
ARTICLE III
     The shareholders of this corporation have no preemptive rights to acquire additional shares of this corporation.
ARTICLE IV
     The shareholders of this corporation shall not be entitled to cumulative voting at any election of directors.
ARTICLE V
     A director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director (i) for acts or omissions that involve intentional misconduct by the director or a knowing violation of law by the director, (ii) for conduct violating RCW 23B.08.3l0 of the Washington Business Corporation Act, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the Washington Business Corporation Act is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this corporation shall be eliminated or limited to the full extent permitted by the Washington Business Corporation Act, as so amended, without any requirement of further action by the shareholders.
ARTICLE VI
     The corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the articles of incorporation, to the full extent and under all circumstances permitted by applicable law.
     Any repeal or modification of this Article by the shareholders of this corporation shall not adversely affect any right of any individual who is or was a director of the corporation which existed at the time of such repeal or modification.
ARTICLE VII
     The initial board of directors shall consist of four (4) directors. The names and addresses of the persons who are to serve as initial directors are:
James M. Williams
305 NE 102nd Avenue
Portland, Oregon 97220
Christine Craft
305 NE 102nd Avenue
Portland, Oregon 97220
Lee D. Zinsli
305 NE 102nd Avenue
Portland, Oregon 97220
David Arkills
502 West Yakima Avenue
Yakima, Washington 98902
     Except with respect to the initial board of directors, the number of directors constituting the board of directors shall be determined in the manner specified in the bylaws. In the absence of such a provision in the bylaws, the board shall consist of the number of directors constituting the initial board of directors.

ARTICLE VIII
     The street address of the initial registered office of this corporation is:
1111 Third Avenue, Suite 3400
Seattle, Washington 98101
and the name of its initial registered agent at that address is:
Randi S. Nathanson
     The name and address of the incorporator is:
Randi S. Nathanson
1111 Third Avenue, Suite 3400
Seattle, Washington 98101
     Executed this 25th day of September, 1992.

/s/ Randi S. Nathanson
Randi S. Nathanson, Incorporator

CONSENT TO SERVE AS REGISTERED AGENT
     I, Randi S. Nathanson, hereby consent to serve as Registered Agent in the State of Washington for Care Health Company, Inc. I understand that as agent for the corporation, it will be my responsibility to receive service of process in the name of the corporation; to forward all mail to the corporation, and to immediately notify the office of the Secretary of State in the event of my resignation, or of any changes in the registered office address of the corporation for which I am agent.

September 25,1992	/s/ Randi S. Nathanson

(date)	(signature of agent)

NAME OF REGISTERED AGENT:	Randi S. Nathanson

ADDRESS OF REGISTERED AGENT:	1111 Third Avenue, Suite 3400 Seattle, Washington 98101

UNITED STATES OF AMERICA

The State of Washington

Secretary of State

I, Sam Reed, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

ARTICLES OF MERGER

of

CARE HEALTH COMPANY, INC.

as filed in this office on October 26, 2001.

Date: March 11, 2011

THE SEAL OF THE STATE OF WASHINGTON 1889

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed

Sam Reed, Secretary of State

MER

STATE of WASHINGTON

SECRETARY of STATE

I, SAM REED, *Secretary of State of the State of Washington and custodian of its seal,* hereby issue this

ARTICLES OF MERGER

to

CARE HEALTH COMPANY, INC.

a Washington Profit corporation,

were filed for record in this office on the date indicated below.

Merging BRIM OUTPATIENT SERVICES, INC. (An Oregon corp. not qualified in Washington) into CARE HEALTH COMPANY, INC.

UBI Number: 601 415 992

Date: October 26, 2001

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed, Secretary of State

2-462845-5

ARTICLES OF MERGER MERGING BRIM OUTPATIENT SERVICES, INC. (an Oregon corporation) WITH AND INTO CARE HEALTH COMPANY, INC. (a Washington corporation)	FILED STATE OF WASHINGTON OCT 26 2001 SECRETARY OF STATE
          Pursuant to Section 60.494 of the Oregon Business Corporation Act and Section 23B.11.050 of the Washington Business Corporation Act, Brim Outpatient Services, Inc., an Oregon corporation (the “Corporation”), and Care Health Company, Inc., a Washington corporation (“Care”), hereby adopt the following Articles of Merger:
          1. The Plan of Merger (the “Plan”) is attached hereto as Exhibit A and incorporated herein by reference.
          2. As to the Corporation, shareholder approval was required. There were authorized 2,000 shares of common stock of the Corporation, $.0l par value per share, 1,000 of which were issued and outstanding. There are no other groups entitled to vote on the Plan. One thousand (1,000) votes were cast in favor of the Plan and no votes were cast against the Plan. The number of votes cast in favor of the Plan was sufficient for approval of the Plan. As to the Corporation, the Plan and the performance of its terms were duly authorized by all action required by the State of Oregon and the Corporation’s articles of incorporation.
          3. As to Care, shareholder approval was not required. The Plan and the performance of its terms were duly authorized by all action required by the State of Washington and Care’s Articles of Incorporation.
          4. The Plan shall become effective at 12:01 a.m. on October 21, 2001 (the “Effective Time”).
          6. At the Effective Time, Care shall become the surviving entity and the Corporation shall cease to exist as a separate corporation.
[Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this 25th day of October, 2001.

BRIM OUTPATIENT SERVICES, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title:Vice President

EXHIBIT A

PLAN OF MERGER
     THIS PLAN OF MERGER, dated as of October 25, 2001 (this “Agreement”), is by and between Brim Outpatient Services, Inc., an Oregon corporation (the “Corporation”) whose sole shareholder is Province Healthcare Company, a Delaware corporation (“Province”), and Care Health Company, Inc., a Washington corporation (“Care”) whose shareholders are the Corporation and Province.
RECITALS:
     WHEREAS, Province, as sole shareholder of the Corporation, and the board of directors of the Corporation have determined that it is in the best interest of the Corporation to consummate the business combination transaction provided for herein in which the Corporation will merge with and into Care, subject to the terms and conditions set forth herein (the “Merger”);
     WHEREAS, the board of directors of Care have determined that it is in the best interest of Care to consummate the Merger;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Corporation and Care agree as follows;
ARTICLE 1
THE MERGER
     1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Oregon Business Corporation Act and the Washington Business Corporation Act (the “WBCA”), at the Effective Time (as defined in Section 1.2 hereof), the Corporation shall merge with and into Care. Care shall be the surviving entity (the “Surviving Entity”) in the Merger and shall continue its corporate existence under the laws of the State of Washington. The address of the Surviving Entity’s principal place of business is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Upon consummation of the Merger, the separate corporate existence of the Corporation shall terminate. At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the WBCA.
     1.2. Effective Time. The Merger shall become effective at l2:01 a.m. on October 26, 2001 (the “Effective Time”), as set forth in the articles of merger which shall be filed with the Secretaries of State of the States of Oregon and Washington.

ARTICLE 2
EFFECTS OF THE MERGER ON SECURITIES
     2.1 Effects of the Merger on Securities of Care. As of the Effective Time, each share of common stock, par value $.01 per share, of Care issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall continue to represent one share of common stock of the Surviving Entity.
     2.2 Effects of the Merger on Securities of the Corporation. At the Effective Time, each share of the common stock, par value $.01 per share, of the Corporation (“Corporation Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of this Agreement and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Corporation Common Stock shall thereafter cease to have any rights with respect to such shares of Corporation Common Stock.
ARTICLE 3
ADDITIONAL EFFECTS OF THE MERGER
     3.1. Charter. At the Effective Time, the Charter of Care as in effect at the Effective Time shall be the charter of the Surviving Entity (the “Surviving Entity Charter”).
     3.2. Bylaws. At the Effective Time, the Bylaws of Care as in effect at the Effective Time shall be the bylaws of the Surviving Entity (the “Surviving Entity Bylaws”) until thereafter amended in accordance with applicable law and the Surviving Entity Charter.
     3.3. Directors and Officers. The directors and officers of Care immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity, each to hold office in accordance with the Surviving Entity Bylaws until their respective successors are duly elected or appointed and qualified.
[Signature page follows]

2

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BRIM OUTPATIENT SERVICES, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

3

UNITED STATES OF AMERICA

The State of Washington

Secretary of State

I, Sam Reed, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

ARTICLES OF MERGER

of

CARE HEALTH COMPANY, INC.

as filed in this office on October 26, 2001.

Date: March 11, 2011

THE SEAL OF THE STATE OF WASHINGTON 1889

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed

Sam Reed, Secretary of State

MER

STATE of WASHINGTON

SECRETARY of STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

ARTICLES OF MERGER

to

CARE HEALTH COMPANY, INC.

a Washington Profit corporation,

were filed for record in this office on the date indicated below.

Merging BRIM EQUIPMENT SERVICES, INC. (An Oregon corp. not qualified in Washington) into CARE HEALTH COMPANY, INC.

UBI Number: 601 415 992

Date: October 26, 2001

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed

Sam Reed, Secretary of State

2-462845-5

ARTICLES OF MERGER MERGING BRIM PAVILION, INC. (an Oregon corporation) WITH AND INTO CARE HEALTH COMPANY, INC. (a Washington corporation)	FILED STATE OF WASHINGTON OCT 26 2001 SECRETARY OF STATE
          Pursuant to Section 60.494 of the Oregon Business Corporation Act and Section 23B.11.050 of the Washington Business Corporation Act, Brim Pavilion, Inc., an Oregon corporation (the “Corporation”), and Care Health Company, Inc., a Washington corporation (“Care”), hereby adopt the following Articles of Merger:
          1. The Plan of Merger (the “Plan”) is attached hereto as Exhibit A and incorporated herein by reference.
          2. As to the Corporation, shareholder approval was required. There were authorized 1,000,000 shares of common stock of the Corporation, $.01 par value per share, 80,000 of which were issued and outstanding. There are no other groups entitled to vote on the Plan. Eighty thousand (80,000) votes were cast in favor of the Plan and no votes were cast against the Plan. The number of votes cast in favor of the Plan was sufficient for approval of the Plan. As to the Corporation, the Plan and the performance of its terms were duly authorized by all action required by the State of Oregon and the Corporation’s articles of incorporation.
          3. As to Care, shareholder approval was not required. The Plan and the performance of its terms were duly authorized by all action required by the State of Washington and Care’s Articles of Incorporation.
          4. The Plan shall become effective at 12:01 a.m. on October 26, 2001 (the “Effective Time”).
          6. At the Effective Time, Care shall become the surviving entity and the Corporation shall cease to exist as a separate corporation.
[Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this 25th day of October, 2001.

BRIM PAVILION, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

EXHIBIT A

PLAN OF MERGER
     THIS PLAN OF MERGER, dated as of October 25, 2001 (this “Agreement”), is by and between Brim Pavilion, Inc., an Oregon corporation (the “Corporation”) whose sole shareholder is Province Healthcare Company, a Delaware corporation (“Province”), and Care Health Company, Inc., a Washington corporation (“Care”) whose sole shareholder is Province.
RECITALS:
     WHEREAS, Province, as sole shareholder of the Corporation, and the board of directors of the Corporation have determined that it is in the best interest of the Corporation to consummate the business combination transaction provided for herein in which the Corporation will merge with and into Care, subject to the terms and conditions set forth herein (the “Merger”);
     WHEREAS, the board of directors of Care have determined that it is in the best interest of Care to consummate the Merger;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Corporation and Care agree as follows:
ARTICLE 1
THE MERGER
     1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Oregon Business Corporation Act and the Washington Business Corporation Act (the “WBCA”), at the Effective Time (as defined in Section 1.2 hereof), the Corporation shall merge with and into Care. Care shall be the surviving entity (the “Surviving Entity”) in the Merger and shall continue its corporate existence under the laws of the State of Washington. The address of the Surviving Entity’s principal place of business is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Upon consummation of the Merger, the separate corporate existence of the Corporation shall terminate. At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the WBCA.
     1.2. Effective Time. The Merger shall become effective at 12:01 a.m. on October 26, 2001 (the “Effective Time”), as set forth in the articles of merger which shall be filed with the Secretaries of State of the States of Oregon and Washington.

ARTICLE 2
EFFECTS OF THE MERGER ON SECURITIES
     2.1 Effects of the Merger on Securities of Care. As of the Effective Time, each share of common stock, par value $.01 per share, of Care issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall continue to represent one share of common stock of the Surviving Entity.
     2.2 Effects of the Merger on Securities of the Corporation. At the Effective Time, each share of the common stock, par value $.01 per share, of the Corporation (“Corporation Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of this Agreement and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Corporation Common Stock shall thereafter cease to have any rights with respect to such shares of Corporation Common Stock.
ARTICLE 3
ADDITIONAL EFFECTS OF THE MERGER
     3.1. Charter. At the Effective Time, the Charter of Care as in effect at the Effective Time shall be the charter of the Surviving Entity (the “Surviving Entity Charter”).
     3.2. Bylaws. At the Effective Time, the Bylaws of Care as in effect at the Effective Time shall be the bylaws of the Surviving Entity (the “Surviving Entity Bylaws”) until thereafter amended in accordance with applicable law and the Surviving Entity Charter.
     3.3. Directors and Officers. The directors and officers of Care immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity, each to hold office in accordance with the Surviving Entity Bylaws until their respective successors are duly elected or appointed and qualified.
[Signature page follows]

2

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BRIM PAVILION, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

3

UNITED STATES OF AMERICA

The State of Washington

Secretary of State

I, Sam Reed, Secretary of State of the State of Washington and custodian of its seal, hereby issue this certificate that the attached is a true and correct copy of

ARTICLES OF MERGER

of

CARE HEALTH COMPANY, INC.

as filed in this office on October 26, 2001.

Date: March 11, 2011

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed, Secretary of State

MER

STATE of WASHINGTON

SECRETARY of STATE

I, SAM REED, *Secretary of State of the State of Washington and custodian of its seal,* hereby issue this

ARTICLES OF MERGER

to

CARE HEALTH COMPANY, INC.

a Washington Profit corporation,

were filed for record in this office on the date indicated below.

Merging BRIM PAVILION, INC. (An Oregon corp. not qualified in Washington) into CARE HEALTH COMPANY, INC.

UBI Number: 601 415 992

Date: October 26, 2001

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed

Sam Reed, Secretary of State

2-462845-5

ARTICLES OF MERGER MERGING BRIM EQUIPMENT SERVICES, INC. (an Oregon corporation) WITH AND INTO CARE HEALTH COMPANY, INC. (a Washington corporation)	FILED STATE OF WASHINGTON OCT 26 2001 SECRETARY OF STATE
          Pursuant to Section 60.494 of the Oregon Business Corporation Act and Section 23B.11.050 of the Washington Business Corporation Act, Brim Equipment Services, Inc., an Oregon corporation (the “Corporation”), and Care Health Company, Inc., a Washington corporation (“Care”), hereby adopt the following Articles of Merger:
          1. The Plan of Merger (the “Plan”) is attached hereto as Exhibit A and incorporated herein by reference.
          2. As to the Corporation, shareholder approval was required. There were authorized 1,000 shares of common stock of the Corporation, $.01 par value per share, 100 of which were issued and outstanding. There are no other groups entitled to vote on the Plan. One hundred (100) votes were cast in favor of the Plan and no votes were cast against the Plan. The number of votes cast in favor of the Plan was sufficient for approval of the Plan. As to the Corporation, the Plan and the performance of its terms were duly authorized by all action required by the State of Oregon and the Corporation’s articles of incorporation.
          3. As to Care, shareholder approval was not required. The Plan and the performance of its terms were duly authorized by all action required by the State of Washington and Care’s Articles of Incorporation.
          4. The Plan shall become effective at 12:01 a.m. on October 26, 2001 (the “Effective Time”).
          6. At the Effective Time, Care shall become the surviving entity and the Corporation shall cease to exist as a separate corporation.
[Signature page follows]

     IN WITNESS WHEREOF, each of the undersigned has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this 25th day of October, 2001.

BRIM EQUIPMENT SERVICES, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

EXHIBIT A

PLAN OF MERGER
     THIS PLAN OF MERGER, dated as of October 25, 2001 (this “Agreement”), is by and between Brim Equipment Services, Inc., an Oregon corporation (the “Corporation’) whose sole shareholder is Province Healthcare Company, a Delaware corporation (“Province”), and Care Health Company, Inc., a Washington corporation (“Care”) whose sole shareholder is Province.
RECITALS:
     WHEREAS, Province, as sole shareholder of the Corporation, and the board of directors of the Corporation have determined that it is in the best interest of the Corporation to consummate the business combination transaction provided for herein in which the Corporation will merge with and into Care, subject to the terms and conditions set forth herein (the “Merger”);
     WHEREAS, the board of directors of Care have determined that it is in the best interest of Care to consummate the Merger;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Corporation and Care agree as follows:
ARTICLE 1
THE MERGER
     1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Oregon Business Corporation Act and the Washington Business Corporation Act (the “WBCA”), at the Effective Time (as defined in Section 1.2 hereof), the Corporation shall merge with and into Care. Care shall be the surviving entity (the “Surviving Entity”) in the Merger and shall continue its corporate existence under the laws of the State of Washington. The address of the Surviving Entity’s principal place of business is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Upon consummation of the Merger, the separate corporate existence of the Corporation shall terminate. At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the WBCA.
     1.2. Effective Time. The Merger shall become effective at 12:01 a.m. on October 26, 2001 (the “Effective Time”), as set forth in the articles of merger which shall be filed with the Secretaries of State of the States of Oregon and Washington.

ARTICLE 2
EFFECTS OF THE MERGER ON SECURITIES
     2.1 Effects of the Merger on Securities of Care. As of the Effective Time, each share of common stock, par value $.01 per share, of Care issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall continue to represent one share of common stock of the Surviving Entity.
     2.2 Effects of the Merger on Securities of the Corporation. At the Effective Time, each share of the common stock, par value $.01 per share, of the Corporation (“Corporation Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of this Agreement and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Corporation Common Stock shall thereafter cease to have any rights with respect to such shares of Corporation Common Stock.
ARTICLES 3
ADDITIONAL EFFECTS OF THE MERGER
     3.1. Charter. At the Effective Time, the Charter of Care as in effect at the Effective Time shall be the charter of the Surviving Entity (the “Surviving Entity Charter”).
     3.2. Bylaws. At the Effective Time, the Bylaws of Care as in effect at the Effective Time shall be the bylaws of the Surviving Entity (the “Surviving Entity Bylaws”) until thereafter amended in accordance with applicable law and the Surviving Entity Charter.
     3.3. Directors and Officers. The directors and officers of Care immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity, each to hold office in accordance with the Surviving Entity Bylaws until their respective successors are duly elected or appointed and qualified.
[Signature page follows]

2

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BRIM EQUIPMENT SERVICES, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

3

MER

STATE of WASHINGTON

SECRETARY of STATE

I, SAM REED, Secretary of State of the State of Washington and custodian of its seal, hereby issue this

ARTICLES OF MERGER

to

CARE HEALTH COMPANY, INC.

a Washington Profit corporation,

were filed for record in this office on the date indicated below.

Merging BRIM SERVICES GROUP, INC. (An Oregón corp. not qualified in Washington) into CARE HEALTH COMPANY, INC.

UBI Number: 601 415 992

Date: October 26, 2001

THE SEAL OF THE STATE OF WASHINGTON 1889

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Sam Reed, Secretary of State

2-462845-5

ARTICLES OF MERGER
MERGING
BRIM SERVICES GROUP, INC.
(an Oregon corporation)
WITH AND INTO
CARE HEALTH COMPANY, INC.
(a Washington corporation)
FILED
STATE OF WASHINGTON
OCT 26 2001
SECRETARY OF STATE
          Pursuant to Section 60.494 of the Oregon Business Corporation Act and Section 23B.1l.050 of the Washington Business Corporation Act, Brim Services Group, Inc., an Oregon corporation (the “Corporation”), and Care Health Company, Inc., a Washington corporation (“Care”), hereby adopt the following Articles of Merger;
          1. The Plan of Merger (the “Plan”) is attached hereto as Exhibit A and incorporated herein by reference.
          2. As to the Corporation, shareholder approval was required. There were authorized 1,000,000 shares of common stock of the Corporation, $.01 par value per share, 80,000 of which were issued and outstanding. There are no other groups entitled to vote on the Plan. Eighty thousand (80,000) votes were cast in favor of the Plan and no votes were cast against the Plan. The number of votes cast in favor of the Plan was sufficient for approval of the Plan. As to the Corporation, the Plan and the performance of its terms were duly authorized by all action required by the State of Oregon and the Corporation’s articles of incorporation.
          3. As to Care, shareholder approval was not required. The Plan and the performance of its terms were duly authorized by all action required by the State of Washington and Care’s Articles of Incorporation.
          4. The Plan shall become effective at 12:01 a.m. on October 26, 2001 (the “Effective Time”).
          6. At the Effective Time, Care shall become the surviving entity and the Corporation shall cease to exist as a separate corporation.
[Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly caused these Articles of Merger to be executed by their respective duly authorized officers as of this 25th day of October, 2001.

BRIM SERVICES GROUP, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

EXHIBIT A

PLAN OF MERGER
     THIS PLAN OF MERGER, dated as of October 25, 2001 (this “Agreement”), is by and between Brim Services Group, Inc., an Oregon corporation (the “Corporation”) whose sole shareholder is Province Healthcare Company, a Delaware corporation (“Province”), and Care Health Company, Inc., a Washington corporation (“Care”) whose sole shareholder is Province.
RECITALS:
     WHEREAS, Province, as sole shareholder of the Corporation, and the board of directors of the Corporation have determined that it is in the best interest of the Corporation to consummate the business combination transaction provided for herein in which the Corporation will merge with and into Care, subject to the terms and conditions set forth herein (the “Merger”);
     WHEREAS, the board of directors of Care have determined that it is in the best interest of Care to consummate the Merger;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained, herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Corporation and Care agree as follows:
ARTICLE 1
THE MERGER
     1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Oregon Business Corporation Act and the Washington Business Corporation Act (the “WBCA”), at the Effective Time (as defined in Section 1.2 hereof), the Corporation shall merge with and into Care. Care shall be the surviving entity (the “Surviving Entity”) in the Merger and shall continue its corporate existence under the laws of the State of Washington. The address of the Surviving Entity’s principal place of business is 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Upon consummation of the Merger, the separate corporate existence of the Corporation shall terminate. At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the WBCA.
     1.2. Effective Time. The Merger shall become effective at 12:01 a.m, on October 26, 2001 (the “Effective Time”), as set forth in the articles of merger which shall be filed with the Secretaries of State of the States of Oregon and Washington.

ARTICLE 2
EFFECTS OF THE MERGER ON SECURITIES
     2.1 Effects of the Merger on Securities of Care. As of the Effective Time, each share of common stock, par value $.01 per share, of Care issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall continue to represent one share of common stock of the Surviving Entity.
     2.2 Effects of the Merger on Securities of the Corporation. At the Effective Time, each share of the common stock, par value $.01 per share, of the Corporation (“Corporation Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of this Agreement and without any action on the part of the holder thereof, cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of shares of Corporation Common Stock shall thereafter cease to have any rights with respect to such shares of Corporation Common Stock.
ARTICLE 3
ADDITIONAL EFFECTS OF THE MERGER
     3,1. Charter, At the Effective Time, the Charter of Care as in effect at the Effective Time shall be the charter of the Surviving Entity (the “Surviving Entity Charter”).
     3.2. Bylaws. At the Effective Time, the Bylaws of Care as in effect at the Effective Time shall be the bylaws of the Surviving Entity (the “Surviving Entity Bylaws”) until thereafter amended in accordance with applicable law and the Surviving Entity Charter.
     3.3. Directors and Officers. The directors and officers of Care immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity, each to hold office in accordance with the Surviving Entity Bylaws until their respective successors are duly elected or appointed and qualified.
[Signature page follows]

2

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BRIM SERVICES GROUP, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

CARE HEALTH COMPANY, INC.
By:	/s/ [ILLEGIBLE]
Title: Vice President

3